EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gencor Industries, Inc. (the “Company”) for the fiscal year ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Marc G. Elliot, as Principal Executive Officer of the Company, and Eric E. Mellen, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

/s/ Marc G. Elliott
Marc G. Elliott
President
(Principal Executive Officer)

June 27, 2025

/s/ Eric E. Mellen
Eric E. Mellen
Chief Financial Officer
(Principal Financial and Accounting Officer)

June 27, 2025

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